UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07074

180 DEGREE CAPITAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

7 N. Willow Street, Suite 4B, Montclair NJ	07042
(Address of Principal Executive Offices)	(Zip Code)

Daniel B. Wolfe President and Chief Financial Officer 180 Degree Capital Corp. 7 N. Willow Street, Suite 4B Montclair, NJ 07042
(Name and address of agent for service)

Registrant's telephone number, including area code: (973) 746-4500

Date of fiscal year end: December 31

Date of reporting period: March 31, 2017

Item 1. Consolidated Schedule of Investments and Schedule 12-14

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
14.9% of net assets at value

Private Placement Portfolio (Illiquid) (3) -
11.8% of net assets at value

Fleet Health Alliance, LLC (4)(5)		Health Care Technology
Developing software for information transfer amongst healthcare providers and consumers
Unsecured Convertible Bridge Note, 0%, (acquired 4/22/16)	(M)		$225,000	$225,000	$225,000

Mersana Therapeutics, Inc. (4)(5)		Biotechnology
Developing antibody drug conjugates for cancer therapy
Common Stock (acquired 7/27/12)	(H)		3,875,395	350,539	719,586
Series A-1 Convertible Preferred Stock (acquired 7/27/12-4/2/14)	(H)		683,538	635,081	1,342,091
Series B-1 Convertible Preferred Stock (acquired 2/20/15-6/14/16)	(H)		365,820	339,887	734,518
			4,924,753		2,796,195

Muses Labs, Inc. (4)		Life Sciences Tools & Services
Developing a data analytics platform for precision medicine
Unsecured Convertible Bridge Note, 5%, (acquired 5/25/16)	(M)		221,032	$212,000	221,032

Nanosys, Inc. (4)(5)		Specialty Chemicals
Developing inorganic nanowires and quantum dots for use in LED-backlit devices
Series C Convertible Preferred Stock (acquired 4/10/03)	(I)		1,500,000	803,428	954,169
Series D Convertible Preferred Stock (acquired 11/7/05)	(I)		3,000,003	1,016,950	1,884,869
Series E Convertible Preferred Stock (acquired 8/13/10)	(I)		496,573	433,688	838,333
			4,996,576		3,677,371

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
14.9% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (3) -
11.8% of net assets at value (cont.)

NanoTerra, Inc. (4)(5)		Research & Consulting Services
Developing surface chemistry and nano-manufacturing solutions
Warrants for Common Stock expiring on 2/22/21 (acquired 2/22/11)	(I)		$69,168	4,462	$1,118
Warrants for Series A-3 Preferred Stock expiring on 11/15/22 (acquired 11/15/12)	(I)		35,403	47,508	124,231
			104,571		125,349

Petra Pharma Corporation (4)(5)		Pharmaceuticals
Developing small molecule inhibitors for treatment of cancer and metabolic diseases
Series A Convertible Preferred Stock (acquired 12/23/15-10/27/16)	(I)		1,525,050	1,525,050	1,531,718

Phylagen, Inc. (4)		Research & Consulting Services
Developing technology to improve human health and business productivity
Secured Convertible Bridge Note, 5%, (acquired 2/5/15)	(M)		221,534	$200,000	310,148
Secured Convertible Bridge Note, 5%, (acquired 6/5/15)	(M)		10,912	$10,000	15,277
			232,446		325,425

Xenio Corp. (4)(5)(6)		Technology Hardware, Storage & Peripherals
Developing a smart platform for LED lighting that enables local intelligence and communication capabilities
Common Stock (acquired 8/1/16)	(M)		184,653	221,938	23,303

Total Unaffiliated Private Portfolio (cost: $12,414,081)					$8,925,393

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Rights to Milestone Payments (Illiquid) (7) -
3.0% of net assets at value

Amgen, Inc. (4)(5)(8)		Biotechnology
Rights to Milestone Payments from Acquisition of BioVex Group, Inc. (acquired 3/4/11)	(I)		$548,998	$548,998	$2,264,025

Canon, Inc. (4)(5)(9)		Semiconductor Equipment
Rights to Milestone Payments from Acquisition of Molecular Imprints, Inc. (acquired 4/18/14)	(I)		232,865	$232,865	0

Laird Technologies, Inc. (4)(5)(10)		Electronic Components
Rights to Milestone Payments from Merger & Acquisition of Nextreme Thermal Solutions, Inc. (acquired 2/13/13)	(I)		0	$0	0

Total Unaffiliated Rights to Milestone Payments (cost: $781,863)					$2,264,025

Publicly Traded Portfolio (11) -
0.1% of net assets at value

Champions Oncology, Inc. (5)		Life Sciences Tools & Services
Developing its TumorGraftTM platform for personalized medicine and drug development
Warrants for Common Stock expiring 1/28/19 (acquired 1/28/13)	(I)		$400	5,500	$5,621

OpGen, Inc. (5)		Biotechnology
Developing tools for genomic sequence assembly and analysis
Warrants for the Purchase of Common Stock expiring 5/8/20 (acquired 5/5/15)	(M)		425,579	300,833	23,615
Warrants for the Purchase of Common Stock expiring 2/17/25 (acquired 5/5/15)	(I)		785	31,206	27,099
			426,364		50,714

Total Unaffiliated Publicly Traded Portfolio (cost: $426,764)					$56,335

Total Investments in Unaffiliated Companies (cost: $13,622,708)					$11,245,753

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
65.9% of net assets at value

Private Placement Portfolio (Illiquid) (12) -
54.8% of net assets at value

ABSMaterials, Inc. (4)		Specialty Chemicals
Developing nano-structured absorbent materials for water remediation and consumer applications
Series A Convertible Preferred Stock (acquired 2/17/10-10/24/11)	(I)		$435,000	390,000	$199,251
Series B Convertible Preferred Stock (acquired 11/8/13-6/25/14)	(I)		1,217,644	1,037,751	889,504
Secured Convertible Bridge Note, 8%, (acquired 1/20/16)	(M)		109,578	$100,000	109,578
Secured Convertible Bridge Note, 8%, (acquired 3/28/17)	(M)		25,022	$25,000	25,022
			1,787,244		1,223,355

AgBiome, LLC (4)(5)		Fertilizers & Agricultural Chemicals
Providing early-stage research and discovery for agriculture and utilizing the crop microbiome to identify products that reduce risk and improve yield
Series A-1 Convertible Preferred Stock (acquired 1/30/13)	(I)		2,000,000	2,000,000	6,953,194
Series A-2 Convertible Preferred Stock (acquired 4/9/13-10/15/13)	(I)		521,740	417,392	1,499,980
Series B Convertible Preferred Stock (acquired 8/7/15)	(I)		500,006	160,526	766,873
			3,021,746		9,220,047

AgTech Accelerator Corporation (4)(5)(13)		Research & Consulting Services
Identifying and managing emerging agriculture technologies companies
Common Stock (acquired 5/4/16-11/17/16)	(M)		300,000	300,000	300
Class B Common Stock (acquired 11/17/16)	(M)		0	138,000	138
			300,000		438

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
65.9% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (12) -
54.8% of net assets at value (cont.)

D-Wave Systems, Inc. (4)(5)(14)		Technology Hardware, Storage & Peripherals
Developing high-performance quantum computing systems
Series 1 Class B Convertible Preferred Stock (acquired 9/30/08)	(H)		$1,002,074	1,144,869	$2,164,901
Series 1 Class C Convertible Preferred Stock (acquired 9/30/08)	(H)		487,804	450,450	854,427
Series 1 Class D Convertible Preferred Stock (acquired 9/30/08)	(H)		748,473	855,131	1,622,037
Series 1 Class E Convertible Preferred Stock (acquired 11/24/10)	(H)		248,049	269,280	516,663
Series 1 Class F Convertible Preferred Stock (acquired 11/24/10)	(H)		238,323	258,721	496,404
Series 1 Class H Convertible Preferred Stock (acquired 6/27/14)	(H)		909,088	460,866	945,258
Series 2 Class D Convertible Preferred Stock (acquired 9/30/08)	(H)		736,019	678,264	1,286,550
Series 2 Class E Convertible Preferred Stock (acquired 6/1/12-3/22/13)	(H)		659,493	513,900	990,642
Series 2 Class F Convertible Preferred Stock (acquired 6/1/12-3/22/13)	(H)		633,631	493,747	951,793
Warrants for Common Stock expiring 5/12/19 (acquired 5/12/14)	(I)		26,357	20,415	12,736
			5,689,311		9,841,411

EchoPixel, Inc. (4)(5)		Health Care Equipment
Developing virtual reality 3-D visualization software for life sciences and health care applications
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I)		1,250,000	4,194,630	936,685
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I)		500,000	1,476,668	334,570
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I)		350,000	1,471,577	411,425
			2,100,000		1,682,680

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
65.9% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (12) -
54.8% of net assets at value (cont.)

Ensemble Therapeutics Corporation (4)(5)		Pharmaceuticals
Developing DNA-Programmed ChemistryTM for the discovery of new classes of therapeutics
Series B Convertible Preferred Stock (acquired 6/6/07)	(I)		$2,000,000	1,449,275	$0
Series B-1 Convertible Preferred Stock (acquired 4/21/14)	(I)		679,754	492,575	877,642
			2,679,754		877,642

Essential Health Solutions, Inc. (4)(5)		Health Care Technology
Developing software for information transfer amongst healthcare providers and consumers
Common Stock (acquired 11/18/16)	(I)		20	200,000	116,425
Series A Convertible Preferred Stock (acquired 11/18/16)	(I)		2,750,000	2,750,000	2,756,884
			2,750,020		2,873,309

Genome Profiling, LLC (4)		Life Sciences Tools & Services
Developing a platform to analyze and understand the epigenome
Unsecured Convertible Bridge Note, 8%, (acquired 8/4/16)	(M)		230,000	$230,000	230,000

HZO, Inc. (4)		Semiconductor Equipment
Developing novel industrial coatings that protect electronics against damage from liquids
Common Stock (acquired 6/23/14)	(I)		666,667	405,729	456,857
Series I Convertible Preferred Stock (acquired 6/23/14)	(I)		5,709,835	2,266,894	4,115,858
Series II Convertible Preferred Stock (acquired 6/23/14-8/3/15)	(I)		2,500,006	674,638	1,760,011
Series II-A Convertible Preferred Stock (acquired 9/9/16)	(I)		226,070	69,053	258,342
Warrants for Series II-A Convertible Preferred Stock expiring 7/15/23 (acquired 7/15/16)	(I)		29,820	6,577	24,546
			9,132,398		6,615,614

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
65.9% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (12) -
54.8% of net assets at value (cont.)

Laser Light Engines, Inc. (4)(5)(15)		Technology Hardware, Storage & Peripherals
Manufactured solid-state light sources for digital cinema and large-venue projection displays
Series A Convertible Preferred Stock (acquired 5/6/08)	(M)		$2,000,000	7,499,062	$0
Series B Convertible Preferred Stock (acquired 9/17/10)	(M)		3,095,802	13,571,848	0
Secured Convertible Bridge Note, 12%, (acquired 10/7/2011)	(M)		200,000	$200,000	0
Secured Convertible Bridge Note, 12%, (acquired 11/17/2011)	(M)		95,652	$95,652	0
Secured Convertible Bridge Note, 12%, (acquired 12/21/2011)	(M)		82,609	$82,609	0
Secured Convertible Bridge Note, 12%, (acquired 3/5/2012)	(M)		434,784	$434,784	0
Secured Convertible Bridge Note, 12%, (acquired 7/26/2012)	(M)		186,955	$186,955	0
Secured Convertible Bridge Note, 20%, (acquired 4/29/2013)	(M)		166,667	$166,667	0
Secured Convertible Bridge Note, 20%, (acquired 7/22/2013)	(M)		166,667	$166,667	0
Secured Convertible Bridge Note, 10%, (acquired 10/30/2013)	(M)		80,669	$80,669	0
Secured Convertible Bridge Note, 10%, (acquired 2/5/2014)	(M)		19,331	$19,331	0
Secured Convertible Bridge Note, 10%, (acquired 6/24/2014)	(M)		13,745	$13,745	0
			6,542,881		0

Lodo Therapeutics Corporation (4)(5)		Pharmaceuticals
Developing and commercializing novel therapeutics derived from a metagenome-based Natural Product Discovery Platform
Series A Convertible Preferred Stock (acquired 12/21/15-4/22/16)	(I)		658,190	658,190	660,337

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
65.9% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (12) -
54.8% of net assets at value (cont.)

NGX Bio, Inc. (4)(16)		Research & Consulting Services
Developing translational genomics solutions
Series Seed Convertible Preferred Stock (acquired 6/6/14-1/10/16)	(I)		$500,002	666,667	$355,823
Series A Convertible Preferred Stock (acquired 8/20/15-9/30/15)	(I)		499,999	329,989	226,628
Unsecured Convertible Bridge Note, 6% (acquired 4/6/16)	(M)		529,589	$500,000	296,946
			1,529,590		879,397

ORIG3N, Inc. (4)(5)		Health Care Technology
Developing precision medicine applications for induced pluripotent stems cells
Series 1 Convertible Preferred Stock (acquired 2/5/15-8/5/15)	(I)		500,000	1,195,315	1,002,378
Series A Convertible Preferred Stock (acquired 11/25/15-9/7/16)	(I)		1,500,000	1,364,666	1,329,521
			2,000,000		2,331,899

Produced Water Absorbents, Inc. (4)(17)		Oil & Gas Equipment & Services
Providing integrated process separation solutions to the global oil and gas industries, enabling onsite treatment of produced and flowback water
Common Stock (acquired 4/30/16)	(M)		7,670,281	50,243,350	0
Warrants for Common Stock expiring upon liquidation event (acquired 4/30/16)	(I)		65,250	450,000	0
Senior Secured Debt, 15% commencing on 4/1/16, maturing on 12/31/19 (acquired 4/1/16)	(I)		2,017,334	$2,533,766	1,304,300
			9,752,865		1,304,300

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
65.9% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (12) -
54.8% of net assets at value (cont.)

Senova Systems, Inc. (4)(15)(18)		Life Sciences Tools & Services
Developing next-generation sensors to measure pH
Series B-1 Convertible Preferred Stock (acquired 8/1/13-1/15/14)	(I)		$1,083,960	2,759,902	$0
Series C Convertible Preferred Stock (acquired 10/24/14-4/1/15)	(I)		1,208,287	1,611,049	224,868
Warrants for Series B Preferred Stock expiring 10/15/17 (acquired 10/15/12)	(I)		131,538	164,423	0
Warrants for Series B Preferred Stock expiring 4/24/18 (acquired 4/24/13)	(I)		20,000	25,000	0
			2,443,785		224,868

TARA Biosystems, Inc. (4)		Specialty Chemicals
Developing human tissue models for toxicology and drug discovery applications
Common Stock (acquired 8/20/14)	(I)		20	2,000,000	671,914
Series A Convertible Preferred Stock (acquired 3/31/17)	(I)		2,545,493	6,878,572	2,751,429
			2,545,513		3,423,343

Total Non-Controlled Affiliated Private Portfolio (cost: $53,163,297)					$41,388,640

Publicly Traded Portfolio (19) -
11.1% of net assets at value

Adesto Technologies Corporation (5)		Semiconductors
Developing low-power, high-performance memory devices
Common Stock (acquired 10/27/15)	(M)		$11,482,417	1,769,868	$7,344,952

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Publicly Traded Portfolio (19) -
11.1% of net assets at value (cont.)

Enumeral Biomedical Holdings, Inc. (5)		Biotechnology
Developing therapeutics and diagnostics through functional assaying of single cells
Common Stock (acquired 7/31/14)	(M)		$4,993,357	7,966,368	$1,005,356
Warrants to purchase Common Stock expiring 2/2/2024 (acquired 7/31/14)	(I)		57,567	255,120	23,138
Warrants to purchase Common Stock expiring 7/30/2019 (acquired 7/31/14)	(I)		360,250	1,000,000	5,236
			5,411,174		1,033,730

Total Non-Controlled Affiliated Publicly Traded Portfolio (cost: $16,893,591)					$8,378,682

Total Investments in Non-Controlled Affiliated Companies (cost: $70,056,888)					$49,767,322

Investments in Controlled Affiliated Companies (2) -
5.7% of net assets at value

Private Placement Portfolio (Illiquid) (20) -
5.7% of net assets at value

Black Silicon Holdings, Inc. (4)(15)(21)		Semiconductors
Holding company for interest in a company that develops silicon-based optoelectronic products
Series A Convertible Preferred Stock (acquired 8/4/15)	(I)		$750,000	233,499	$0
Series A-1 Convertible Preferred Stock (acquired 8/4/15)	(I)		890,000	2,966,667	0
Series A-2 Convertible Preferred Stock (acquired 8/4/15)	(I)		2,445,000	4,207,537	0
Series B-1 Convertible Preferred Stock (acquired 8/4/15)	(I)		1,169,561	1,892,836	0
Series C Convertible Preferred Stock (acquired 8/4/15)	(I)		1,171,316	1,674,030	0
Secured Convertible Bridge Note, 8%, (acquired 8/25/16)	(I)		1,340,671	$1,278,453	369,763
			7,766,548		369,763

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Controlled Affiliated Companies (2) -
5.7% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (20) -
5.7% of net assets at value (cont.)

HALE.life Corporation (4)(22)		Health Care Technology
Developing a platform to facilitate precision health and medicine
Common Stock (acquired 3/1/16)	(M)		$10	1,000,000	$10
Series Seed Convertible Preferred Stock (acquired 3/28/17)	(M)		1,896,920	11,000,000	1,896,920
Unsecured Convertible Bridge Note, 0%, (acquired 3/28/17)	(M)		2,000,000	$2,000,000	2,000,000
			3,896,930		3,896,930

ProMuc, Inc. (4)(15)		Biotechnology
Developing synthetic mucins for the nutritional, food and health care markets
Common Stock (acquired 12/18/13)	(I)		1	1,000	0
Secured Convertible Bridge Note, 8%, (acquired 12/18/13)	(I)		350,000	$350,000	6,035
Secured Convertible Bridge Note, 8%, (acquired 8/13/14)	(I)		100,000	$100,000	1,724
Secured Convertible Bridge Note, 8%, (acquired 8/5/15)	(I)		75,000	$75,000	1,293
Secured Convertible Bridge Note, 8%, (acquired 12/7/15)	(I)		55,000	$55,000	948
			580,001		10,000

SynGlyco, Inc. (4)(15)		Specialty Chemicals
Developed synthetic carbohydrates for pharmaceutical applications
Common Stock (acquired 12/13/11)	(I)		2,729,817	57,463	0
Series A' Convertible Preferred Stock (acquired 12/13/11-6/7/12)	(I)		4,855,627	4,855,627	0
Secured Convertible Bridge Note, 8%, (acquired 2/26/16)	(I)		73,770	$67,823	30,000
			7,659,214		30,000

Total Controlled Private Placement Portfolio (cost: $19,902,693)					$4,306,693

Total Investments in Controlled Affiliated Companies (cost: $19,902,693)					$4,306,693

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Total Investments in Private Placement and Publicly Traded Portfolio (cost: $103,582,289)					$65,319,768

Private Placement Portfolio (Illiquid) (23) -
0.2% of net assets at value

Private Placement Portfolio (Illiquid) (23) -
0.2% of net assets at value

Accelerator IV-New York Corporation (4)(5)(24)		Research & Consulting Services
Identifying and managing emerging biotechnology companies
Series A Common Stock (acquired 7/21/14-1/29/16)	(E)		$172,522	581,907	$172,522

Total Equity Method Investments (cost: $172,522)					$172,522

Total Investments (cost: $103,754,811)					$65,492,290

OTHER ASSETS (INCLUDING CASH) IN EXCESS OF LIABILITIES					$9,979,571
NET ASSETS (equivalent to $2.43 per share based on 31,121,562 shares of common stock outstanding)					$75,471,861

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2017 (UNAUDITED)

Notes to Consolidated Schedule of Investments

(1)	See "Note 1. Investment Valuation Procedures" on page 16 for a description of the "Valuation Procedures."

(2)
Investments in unaffiliated companies consist of investments in which we own less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which we own five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold one the right to appoint or more seats on the portfolio company’s board of directors but do not control the company. Investments in controlled affiliated companies consist of investments in which we own 25 percent or more of the voting shares of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us. Among our controlled affiliated companies, ProMuc, Inc., and HALE.life Corporation, were 100 percent owned by us at March 31, 2017.

(3)
The aggregate cost for federal income tax purposes of investments in unaffiliated privately held companies is $12,414,081. The gross unrealized appreciation based on the tax cost for these securities is $120,425. The gross unrealized depreciation based on the tax cost for these securities is $3,609,113.

(4)	We are subject to legal restrictions on the sale of our investment(s) in this company.

(5)	Represents a non-income producing investment. Investments that have not paid dividends or interest within the last 12 months are considered to be non-income producing.

(6)
We received shares of Xenio Corporation as part of the consideration distributed to shareholders of Bridgelux, Inc., for the sale of Bridgelux, Inc., to an investment group led by China Electronics Corporation and ChongQing Linkong Development Investment Company. The close of this transaction occurred on August 1, 2016.

(7)
The aggregate cost for federal income tax purposes of investments in unaffiliated rights to milestone payments is $781,863. The gross unrealized appreciation based on the tax cost for these securities is $1,715,027. The gross unrealized depreciation based on the tax cost for these securities is $232,865.

(8)	If all the remaining milestones are met, we would receive $5,384,482. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.

(9)	The milestone associated with these rights was not achieved in the allotted timeframe. No further payments from these rights are expected.

(10)
If all the remaining milestones are met, we would receive approximately $400,000. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.

(11)
The aggregate cost for federal income tax purposes of investments in unaffiliated publicly traded companies is $426,764. The gross unrealized appreciation based on the tax cost for these securities is $5,221. The gross unrealized depreciation based on the tax cost for these securities is $375,650.

(12)
The aggregate cost for federal income tax purposes of investments in non-controlled affiliated privately held companies is $53,163,297. The gross unrealized appreciation based on the tax cost for these securities is $11,685,566. The gross unrealized depreciation based on the tax cost for these securities is $23,460,223.

(13)
Our initial investment in AgTech Accelerator Corporation was on May 4, 2016, and from the date of initial investment through September 30, 2016, the investment was accounted for using the equity method of accounting. On February 3, 2017, we withdrew from participation in AgTech Accelerator.  The value reflects the price per share at which our ownership may be purchased by other investors in the entity within 90 days of notice of our intent to withdraw.  We have yet to receive notification of such interest from other investors. In the event that the other investors do not complete the purchase of our shares of AgTech Accelerator within the 90 days of notice, we would retain our shares of AgTech Accelerator and the investment would again be accounted for using equity method of accounting.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2017 (UNAUDITED)

(14)
D-Wave Systems, Inc., is located and is doing business primarily in Canada. We invested in D-Wave through Parallel Universes, Inc., a Delaware company. Our investment is denominated in Canadian dollars and is subject to foreign currency translation.

(15)	Represents a non-operating entity that exists to collect future payments from licenses or other engagements and/or monetize assets for future distributions to investors and debt holders.

(16)	On August 19, 2015, UberSeq, Inc., changed its name to NGX Bio, Inc.

(17)	Produced Water Absorbents, Inc., also does business as ProSep, Inc.

(18)	On October 19, 2016, Senova Systems, Inc., sold substantially all of its assets to an undisclosed buyer for an up-front payment and potential future payments upon achievement of milestones.

(19)
The aggregate cost for federal income tax purposes of investments in non-controlled affiliated publicly traded companies is $16,893,591. The gross unrealized appreciation based on the tax cost for these securities is $0. The gross unrealized depreciation based on the tax cost for these securities is $8,514,909.

(20)
The aggregate cost for federal income tax purposes of investments in controlled affiliated companies is $19,902,693. The gross unrealized appreciation based on the tax cost for these securities is $0. The gross unrealized depreciation based on the tax cost for these securities is $15,596,000.

(21)
On August 4, 2015, SiOnyx, Inc., reorganized its corporate structure to become a subsidiary of a new company, Black Silicon Holdings, Inc.  Our security holdings of SiOnyx converted into securities of Black Silicon Holdings.  SiOnyx was then acquired by an undisclosed buyer.  Black Silicon Holdings owns a profit interest in the undisclosed buyer.

(22)	In March 2017, Interome, Inc., changed its name to HALE.life Corporation.

(23)
The aggregate cost for federal income tax purposes of investments in privately held equity method investments is $172,522. Under the equity method, investments are carried at cost, plus or minus the Company's equity in the increases and decreases in the investee's net assets after the date of acquisition and certain other adjustments. The Company owns approximately 9 percent or Accelerator IV-New York Corporation.

(24)
The Company's aggregate operating and investment commitments in Accelerator IV-New York Corporation ("Accelerator") amounted to $833,333 and $3,166,667, respectively. As of March 31, 2017, the Company had remaining unfunded commitments of $251,426 and $983,427, or approximately 30.2 percent and 31.1 percent, of the total operating and investment commitments, respectively. The withdrawal of contributed capital is not permitted. The transfer or assignment of capital is subject to approval by Accelerator.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2017
(Unaudited)

NOTE 1. INVESTMENT VALUATION PROCEDURES

I.     Determination of Net Asset Value

The 1940 Act requires periodic valuation of each investment in the portfolio of the Company to determine its net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the current market value; all other assets must be valued at "fair value" as determined in good faith by or under the direction of the Board of Directors.

The Board of Directors is also responsible for (1) determining overall valuation guidelines and (2) ensuring that the investments of the Company are valued within the prescribed guidelines.

The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors. The Valuation Committee receives information and recommendations from management. An independent valuation firm also reviews select portfolio company valuations. The independent valuation firm does not provide proposed valuations.

The fair values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized when that investment is sold, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable.

Management meets at the end of each quarter to discuss portfolio companies and propose fair valuations for all privately held securities, restricted publicly traded securities and publicly traded securities without reliable market quotations. The Valuation Committee book is prepared with the use of data from primary sources whenever reasonably practicable. Proposed valuations for each portfolio company are communicated to the Valuation Committee in the Valuation Committee book and at the Valuation Committee meeting after the end of each quarter. The Valuation Committee determines the fair value of each private security and publicly traded securities without reliable market quotations. All valuations are then reported to the full Board of Directors along with the Chief Financial Officer’s calculation of net asset value.

II.     Approaches to Determining Fair Value

Accounting Standards Codification Topic 820, "Fair Value Measurements and Disclosures," ("ASC 820") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•
Market Approach (M): The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.

•
Income Approach (I): The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.

•
Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2017
(Unaudited)

ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•	Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities;

•
Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•
Level 3: Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

III.     Investment Categories

The Company’s investments can be classified into five broad categories for valuation purposes:

•	Equity-related securities;

•	Long-term fixed-income securities;

•	Short-term fixed-income securities;

•	Investments in intellectual property, patents, research and development in technology or product development; and

•	All other securities.

The Company applies the methods for determining fair value discussed above to the valuation of investments in each of these five broad categories as follows:

A.     EQUITY-RELATED SECURITIES

Equity-related securities, including options or warrants, are fair valued using the market, income or hybrid approaches. The following factors may be considered to fair value these types of securities:

•	Readily available public market quotations;

•	The cost of the Company’s investment;

•	Transactions in a company's securities or unconditional firm offers by responsible parties as a factor in determining valuation;

•	The financial condition and operating results of the company;

•	The company's progress towards milestones;

•	The long-term potential of the business and technology of the company;

•	The values of similar securities issued by companies in similar businesses;

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2017
(Unaudited)

•	Multiples to revenue, net income or EBITDA that similar securities issued by companies in similar businesses receive;

•	Estimated time to exit;

•	Volatility of similar securities in similar businesses;

•	The proportion of the company's securities we own and the nature of any rights to require the company to register restricted securities under applicable securities laws; and

•	The rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued.

When the income approach is used to value warrants, the Company uses the Black-Scholes-Merton formula.

The Company values one investment using the equity method.

•Equity Method (E): Under the equity method, investments are carried at cost, plus or minus the Company’s equity in the increases and decreases in the investee’s net assets after the date of acquisition and certain other adjustments.

B.     LONG-TERM FIXED-INCOME SECURITIES

1.	Readily Marketable. Long-term fixed-income securities for which market quotations are readily available are valued using the most recent bid quotations when available.

2.
Not Readily Marketable. Long-term fixed-income securities for which market quotations are not readily available are fair valued using the income approach. The factors that may be considered when valuing these types of securities by the income approach include:

•	Credit quality;

•	Interest rate analysis;

•	Quotations from broker-dealers;

•	Prices from independent pricing services that the Board believes are reasonably reliable; and

•	Reasonable price discovery procedures and data from other sources.

C.    SHORT-TERM FIXED-INCOME SECURITIES

Short-term fixed-income securities are valued in the same manner as long-term fixed-income securities until the remaining maturity is 60 days or less, after which time such securities may be valued at amortized cost if there is no concern over payment at maturity.

D.    INVESTMENTS IN INTELLECTUAL PROPERTY, PATENTS, RESEARCH AND DEVELOPMENT IN TECHNOLOGY OR PRODUCT DEVELOPMENT

Such investments are fair valued using the market approach. The Company may consider factors specific to these types of investments when using the market approach including:

•	The cost of the Company’s investment;

•	Investments in the same or substantially similar intellectual property or patents or research and development in technology or product development or offers by responsible third parties;

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2017
(Unaudited)

•	The results of research and development;

•	Product development and milestone progress;

•	Commercial prospects;

•	Term of patent;

•	Projected markets; and

•	Other subjective factors.

E.     ALL OTHER SECURITIES

All other securities are reported at fair value as determined in good faith by the Valuation Committee using the approaches for determining valuation as described above.

For all other securities, the reported values shall reflect the Valuation Committee's judgment of fair values as of the valuation date using the outlined basic approaches of valuation discussed in Section II. They do not necessarily represent an amount of money that would be realized if we had to sell such assets in an immediate liquidation. Thus, valuations as of any particular date are not necessarily indicative of amounts that we may ultimately realize as a result of future sales or other dispositions of investments we hold.

IV.     Frequency of Valuation

The Valuation Committee shall value the Company’s investment assets (i) as of the end of each calendar quarter at the time sufficiently far in advance of filing of the Company’s reports on Form N-Q, Form N-SAR, and Form N-CSR to enable preparation thereof, (ii) as of within 48 hours of pricing any common stock of the Company by the Company (exclusive of Sundays and holidays) unless the proposed sale price is at least 200 percent of any reasonable net asset value of such shares, and (iii) as of any other time requested by the Board of Directors.

V.     Regular Review

The Chief Financial Officer shall review these Valuation Procedures on an annual basis to determine the continued appropriateness and accuracy of the methodologies used in valuing the Company’s investment assets, and will report any proposed modifications to these Valuation Procedures to the Board of Directors for consideration and approval.

The Chief Executive Officer, the Chief Financial Officer and the individuals responsible for preparing the Valuation Committee book shall meet quarterly before each Valuation Committee meeting to review the methodologies for the valuation of each security, and will highlight any changes to the Valuation Committee.

VI.     Other Assets

Non-investment assets, such as fixtures and equipment, shall be valued using the cost approach less accumulated depreciation at rates determined by management and reviewed by the Audit Committee. Valuation of such assets is not the responsibility of the Valuation Committee.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2017
(Unaudited)

NOTE 2. FAIR VALUE OF INVESTMENTS

At March 31, 2017, our financial assets valued at fair value were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	March 31, 2017	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Privately Held Portfolio Companies:

Preferred Stock	$47,322,496	$0	$0	$47,322,496
Bridge Notes	3,842,766	0	0	3,842,766
Warrants	162,631	0	0	162,631
Rights to Milestone Payments	2,264,025	0	0	2,264,025
Common Stock	1,988,533	0	0	1,988,533
Senior Secured Debt	1,304,300	0	0	1,304,300

Publicly Traded Portfolio Companies:

Common Stock	$8,350,308	$8,350,308	$0	$0
Warrants	84,709	23,615	0	61,094

Total Investments:	$65,319,768	$8,373,923	$0	$56,945,845

Funds Held in Escrow From Sales of Investments:	$249,476	$0	$0	$249,476

Total Financial Assets:	$65,569,244	$8,373,923	$0	$57,195,321

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2017
(Unaudited)

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

		Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))
			Price Per Share	$2.26 - $2.35 ($2.33)
			Public Comparable Adjustment (Including Non-Performance Risk)	0.0% (0.0%)
			Volatility	48.1% - 95.5% (56.4%)
Preferred Stock	$11,905,284	Hybrid Approach	Time to Exit / Cash Flows (Years)	5.0 (5.00)
			Probability of Achieving Independent Milestones	25.0% - 50.0% (47.5%)
			Probability of Achieving Dependent Milestones	25.0% - 85.3% (57.4%)
			Price Per Share	$0.00 - $3.71 ($2.14)
			Public Comparable Adjustment (Including Non-Performance Risk)	-50.0% - 45.4% (32.7%)
			Volatility	46.1% - 120.5% (64.8%)
Preferred Stock	33,520,292	Income Approach	Time to Exit / Cash Flows (Years)	0.2 - 10.5 (5.36)

Preferred Stock	1,896,920	Market Approach	Price Per Share	$0.000 - $0.172 ($0.172)
Bridge Notes	409,763	Income Approach	Estimated Value to Cost Ratio at Payout	0.02 - 0.41 (0.28)
			Estimated Value to Cost Ratio at Payout	0.00 (0.00)
Bridge Notes	3,433,003	Market Approach	Estimated Value to Cost Ratio at Conversion	0.59 - 1.58 (1.00)
			Price Per Share	$2.26 ($2.26)
			Public Comparable Adjustment (Including Non-Performance Risk)	0.0% (0.0%)
			Volatility	95.5% (95.5%)
Common Stock	719,586	Hybrid Approach	Time to Exit (Years)	5.0 (5.00)
			Discount for Lack of Marketability	16.0% (16.0%)
			Public Comparable Adjustment (Including Non-Performance Risk)	0.0% (0.0%)
			Volatility	46.1% - 91.9% (74.5%)
			Time to Exit (Years)	5.0 - 7.8 (5.5)
Common Stock	1,245,196	Income Approach	Price Per Share	$0.00 - $3.71 ($1.67)
			Volatility	40.9% (40.9%)
			Revenue Multiples	1.8 (1.8)
			Time to Exit (Years)	1.8 (1.8)
			Discount for Lack of Marketability	14.5% (14.5%)
Common Stock	23,751	Market Approach	Price Per Share	$0.00100 - $0.21000 ($0.20613)
			Stock Price	$0.00 - $3.88 ($2.94)
			Volatility	40.9% - 110.2% (67.8%)
Warrants	223,725	Income Approach	Time to Exit (Years)	1.8 - 7.9 (5.26)
			Probability of Achieving Independent Milestones	0% - 75% (73%)
			Probability of Achieving Dependent Milestones	6% - 75% (49%)
Rights to Milestone Payments	2,264,025	Income Approach	Time to Cash Flows (Years)	0.0 - 7.8 (4.6)
Senior Secured Debt	1,304,300	Income Approach	Discount Rate	67% (67%)
			Escrow Discount	100% (100%)
Funds Held in Escrow from Sales of Investments	249,476	Income Approach	Time to Cash Flows (Years)	0.0 (0.0)

Total	$57,195,321

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2017
(Unaudited)

(a) Weighted average based on fair value at March 31, 2017.

Valuation Methodologies and Inputs for Level 3 Assets

The following sections describe the valuation techniques and significant unobservable inputs used to measure Level 3 assets.

Preferred Stock, Bridge Notes and Common Stock

Preferred stock, bridge notes and common stock are valued by either a market, income or hybrid approach using internal models with inputs, most of which are not market observable. Common inputs for valuing Level 3 preferred stock, bridge note and private common stock investments include prices from recently executed private transactions in a company’s securities or unconditional firm offers, revenue multiples of comparable publicly traded companies, merger and acquisition ("M&A") transactions consummated by comparable companies, discounts for lack of marketability, rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued, particularly related to potential liquidity scenarios of an initial public offering ("IPO") or an acquisition transaction, estimated time to exit, volatilities of comparable publicly traded companies and management’s best estimate of risk attributable to non-performance risk. Certain securities are valued using the present value of future cash flows.

We may also consider changes in market values for sets of comparable companies when recent private transaction information is not available and/or in consideration of non-performance risk. We define non-performance risk as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company with negative cash flow will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the last round of financing.  We assess non-performance risk for each private portfolio company quarterly. Our assessment of non-performance risk typically includes an evaluation of the financial condition and operating results of the company, the company's progress towards milestones, and the long-term potential of the business and technology of the company and how this potential may or may not affect the value of the shares owned by us. An increase to the non-performance risk or a decrease in the private offering price of a future round of financing from that of the most recent round would result in a lower fair value measurement and/or a change in the distribution of value among the classes of securities we own.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if 1) rounds of financing occur at higher prices per share, 2) liquidation preferences include multiples on investment, 3) the amount of invested capital is small and/or 4) liquidation preferences are senior to prior rounds of financing. Additionally, an increase in the volatility assumption generally increases the enterprise value calculated in an option pricing model. An increase in the time to exit assumption also generally increases the enterprise value calculated in an option pricing model. Variations in the expected time to exit or expected volatility assumptions have a significant impact on fair value.

Bridge notes commonly contain terms that provide for the conversion of the full amount of principal, and sometimes interest, into shares of preferred stock at a defined price per share and/or the price per share of the next round of financing. The use of a discount for non-performance risk in the valuation of bridge notes would indicate the potential for conversion of only a portion of the principal, plus interest when applicable, into shares of preferred stock or the potential that a conversion event will not occur and that the likely outcome of a liquidation of assets would result in payment of less than the remaining principal outstanding of the note. An increase in non-performance risk would result in a lower fair value measurement.

Warrants and Options

We use the Black-Scholes-Merton option-pricing model to determine the fair value of warrants and options held in our portfolio unless there is a publicly traded active market for such warrants and options or another indication of value such as a sale of the portfolio company. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2017
(Unaudited)

Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value. Because certain securities underlying the warrants in our portfolio are not publicly traded, many of the required input assumptions are more difficult to estimate than they would be if a public market for the underlying securities existed.

An input to the Black-Scholes-Merton option-pricing model is the value per share of the type of stock for which the warrant is exercisable as of the date of valuation. This input is derived according to the methodologies discussed in "Preferred Stock, Bridge Notes and Common Stock."

Rights to Milestone Payments

Rights to milestone payments are valued using a probability-weighted discounted cash flow model. As part of Amgen Inc.’s acquisition of our former portfolio company, BioVex Group, Inc., we are entitled to potential future milestone payments based upon the achievement of certain regulatory and sales milestones. We are also entitled to future milestone payments from Laird Technologies Inc.'s acquisition of our former portfolio company, Nextreme Thermal Solutions, Inc., and from Canon, Inc.'s acquisition of Molecular Imprints, Inc. We assign probabilities to the achievements of the various milestones. Milestones identified as independent milestones can be achieved irrespective of the achievement of other contractual milestones. Dependent milestones are those that can only be achieved after another, or series of other, milestones are achieved. The interest rates used in these models are observable inputs from sources such as the published interest rates for corporate bonds of the acquiring or comparable companies.

Subordinated Secured Debt and Senior Secured Debt

We invest in venture debt investments through subordinated secured debt and senior secured debt. We value these securities using an income approach. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Common inputs for valuing Level 3 debt investments include: the effective yield of the debt investment or, in the case where we have received warrant coverage, the warrant-adjusted effective yield of the security, adjustments for changes in the yields of comparable publicly traded high-yield debt funds and risk-free interest rates and an assessment of non-performance risk. For venture debt investments, an increase in yields would result in a lower fair value measurement. Furthermore, yields would decrease, and value would increase, if the company is exceeding targets and risk has been substantially reduced from the level of risk that existed at the time of investment. Yields would increase, and values would decrease, if the company is failing to meet its targets and risk has been increased from the level of risk that existed at the time of investment. Historically, we also invested in venture debt through participation agreements. We did not hold any participation agreements as of March 31, 2017.

Changes in Valuation Approaches

We changed the approaches used to determine the fair value of our preferred stock of Nanosys, Inc., as of March 31, 2017, from those used to determine fair value as of December 31, 2016.

As of December 31, 2016, we valued our preferred stock Nanosys, Inc., based on the Market approach. As of March 31, 2017, we valued our preferred stock Nanosys, based on the Income approach. The change was owing to inputs becoming available that provided an indication of value using option pricing models that our Valuation Committee deemed more appropriate than public market comparables to use in the derivation of value as of this valuation date
.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2017
(Unaudited)

NOTE 3. INDUSTRY DIVERSIFICATION

The following table shows the percentage of our net assets invested by industry as of March 31, 2017.

Industry	Value as of March 31, 2017	% of Net Assets	Value as of March 31, 2017	% of Net Assets
Biotechnology			$6,154,664	8.2%
Unaffiliated Portfolio Companies	$5,110,934	6.8%
Non-Controlled Affiliated Portfolio Companies	1,033,730	1.4%
Controlled Affiliated Portfolio Companies	10,000	0.0%
Fertilizers & Agricultural Chemicals			9,220,047	12.2%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	9,220,047	12.2%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Equipment			1,682,680	2.2%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	1,682,680	2.2%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Technology			9,327,138	12.4%
Unaffiliated Portfolio Companies	225,000	0.3%
Non-Controlled Affiliated Portfolio Companies	5,205,208	6.9%
Controlled Affiliated Portfolio Companies	3,896,930	5.2%
Life Sciences Tools & Services			4,104,864	5.4%
Unaffiliated Portfolio Companies	226,653	0.3%
Non-Controlled Affiliated Portfolio Companies	3,878,211	5.1%
Controlled Affiliated Portfolio Companies	0	0.0%
Oil & Gas Equipment & Services			1,304,300	1.7%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	1,304,300	1.7%
Controlled Affiliated Portfolio Companies	0	0.0%
Pharmaceuticals			3,069,697	4.1%
Unaffiliated Portfolio Companies	1,531,718	2.0%
Non-Controlled Affiliated Portfolio Companies	1,537,979	2.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Research & Consulting Services			1,503,131	2.0%
Unaffiliated Portfolio Companies	450,774	0.6%
Non-Controlled Affiliated Portfolio Companies	1,052,357	1.4%
Controlled Affiliated Portfolio Companies	0	0.0%
Semiconductor Equipment			6,615,614	8.8%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	6,615,614	8.8%
Controlled Affiliated Portfolio Companies	0	0.0%
(Continued on next page.)

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS
MARCH 31, 2017
(Unaudited)

Industry	Value as of March 31, 2017	% of Net Assets	Value as of March 31, 2017	% of Net Assets
Semiconductors			$7,714,715	10.2%
Unaffiliated Portfolio Companies	$0	0.0%
Non-Controlled Affiliated Portfolio Companies	7,344,952	9.7%
Controlled Affiliated Portfolio Companies	369,763	0.5%
Specialty Chemicals			4,930,726	6.5%
Unaffiliated Portfolio Companies	3,677,371	4.9%
Non-Controlled Affiliated Portfolio Companies	1,223,355	1.6%
Controlled Affiliated Portfolio Companies	30,000	0.0%
Technology Hardware, Storage & Peripherals			9,864,714	13.1%
Unaffiliated Portfolio Companies	23,303	0.0%
Non-Controlled Affiliated Portfolio Companies	9,841,411	13.0%
Controlled Affiliated Portfolio Companies	0	0.0%

180 DEGREE CAPITAL CORP. INVESTMENTS IN AND ADVANCES TO AFFILIATES
SCHEDULE 12-14

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Value as of 12/31/16	Gross Additions (C)	Gross Reductions (D)	Value as of 3/31/17

MAJORITY OWNED CONTROLLED INVESTMENTS (E):
180 Degree Capital Corp.	Common Stock	$0	$150,000	$0	$(150,000)	$0
Black Silicon Holdings, Inc.	Series A Convertible Preferred Stock	$0	$0	$0	$0	$0
	Series A-1 Convertible Preferred Stock	0	0	0	0	0
	Series A-2 Convertible Preferred Stock	0	0	0	0	0
	Series B-1 Convertible Preferred Stock	0	0	0	0	0
	Series C Convertible Preferred Stock	0	0	0	0	0
	Secured Convertible Bridge Notes	25,569	262,477	107,286	0	369,763
HALE.life Corporation	Common Stock	$0	$10	$0	$0	$10
	Series Seed Convertible Preferred Stock	0	0	1,896,920	0	1,896,920
	Convertible Bridge Notes	47,377	1,455,000	545,000	0	2,000,000
ProMuc, Inc.	Common Stock	$0	$0	$0	$0	$0
	Secured Convertible Bridge Note	0	13,877	0	(3,877)	10,000
SynGlyco, Inc.	Common Stock	$0	$0	$0	$0	$0
	Series A' Convertible Preferred Stock	0	0	0	0	0
	Secured Convertible Bridge Notes	1,338	30,000	0	0	30,000
Total Majority Owned Controlled Investments		$74,284	$1,911,364	$2,549,206	$(153,877)	$4,306,693
Total Controlled Investments		$74,284	$1,911,364	$2,549,206	$(153,877)	$4,306,693

NON-CONTROLED AFFILIATED INVESTMENTS (F):
ABSMaterials, Inc.	Series A Convertible Preferred Stock	$0	$204,832	$0	$(5,581)	$199,251
	Series B Convertible Preferred Stock	0	904,433	0	(14,929)	889,504
	Secured Convertible Bridge Note	1,995	107,605	26,995	0	134,600
AgBiome, LLC	Series A-1 Convertible Preferred Stock	$0	$6,949,809	$3,385	$0	$6,953,194
	Series A-2 Convertible Preferred Stock	0	1,499,004	976	0	1,499,980
	Series B Convertible Preferred Stock	0	766,184	689	0	766,873
AgTech Accelerator Corporation	Common Stock	$0	$300	$0	$0	$300
	Class B Common Stock	0	138	0	0	138
D-Wave Systems, Inc.	Series 1 Class B Convertible Preferred Stock	$0	$2,137,105	$27,796	$0	$2,164,901
	Series 1 Class C Convertible Preferred Stock	0	843,457	10,970	0	854,427
	Series 1 Class D Convertible Preferred Stock	0	1,601,213	20,824	0	1,622,037
	Series 1 Class E Convertible Preferred Stock	0	509,938	6,725	0	516,663
	Series 1 Class F Convertible Preferred Stock	0	489,942	6,462	0	496,404
	Series 1 Class H Convertible Preferred Stock	0	932,321	12,937	0	945,258

180 DEGREE CAPITAL CORP. INVESTMENTS IN AND ADVANCES TO AFFILIATES
SCHEDULE 12-14

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Value as of 12/31/16	Gross Additions (C)	Gross Reductions (D)	Value as of 3/31/17
D-Wave Systems, Inc. (cont.)	Series 2 Class D Convertible Preferred Stock	$0	$1,270,033	$16,517	$0	$1,286,550
	Series 2 Class E Convertible Preferred Stock	0	977,728	12,914	0	990,642
	Series 2 Class F Convertible Preferred Stock	0	939,386	12,407	0	951,793
	Warrants for Common Stock	0	13,336	0	(600)	12,736
EchoPixel, Inc.	Series Seed Convertible Preferred Stock	$0	$930,056	$6,629	$0	$936,685
	Convertible Bridge Note	0	410,234	0	(410,234)	0
	Series Seed-2 Convertible Preferred Stock	0	332,650	1,920	0	334,570
	Series A-2 Convertible Preferred Stock	0	0	411,425	0	411,425
Ensemble Therapeutics Corporation	Series B Convertible Preferred Stock	$0	$0	$0	$0	$0
	Series B-1 Convertible Preferred Stock	0	872,469	5,173	0	877,642
Essential Health Solutions, Inc.	Common Stock	$0	$116,767	$0	$(342)	$116,425
	Series A Convertible Preferred Stock	0	2,747,905	8,979	0	2,756,884
Genome Profiling, LLC	Convertible Bridge Note	$4,549	$230,000	$0	$0	$230,000
HZO, Inc.	Common Stock	$0	$465,269	$0	$(8,412)	$456,857
	Series I Convertible Preferred Stock	0	4,126,543	0	(10,685)	4,115,858
	Series II Convertible Preferred Stock	0	1,741,033	18,978	0	1,760,011
	Series II-A Convertible Preferred Stock	0	255,888	2,454	0	258,342
	Warrants for Series II-A Convertible Preferred Stock	0	24,313	233	0	24,546
Laser Light Engines, Inc.	Series A Convertible Preferred Stock	$0	$0	$0	$0	$0
	Series B Convertible Preferred Stock	0	0	0	0	0
	Convertible Bridge Notes(G)	0	0	0	0	0
Lodo Therapeutics Corporation	Series A Convertible Preferred Stock	$0	$659,762	$575	$0	$660,337
NGX Bio, Inc.	Series Seed Convertible Preferred Stock	$0	$706,423	$0	$(350,600)	$355,823
	Series A Convertible Preferred Stock	0	447,338	0	(220,710)	226,628
	Unsecured Convertible Bridge Note	7,397	580,211	0	(283,265)	296,946
ORIG3N, Inc.	Series 1 Convertible Preferred Stock	$0	$985,936	$16,442	$0	$1,002,378
	Series A Convertible Preferred Stock	0	1,271,006	58,515	0	1,329,521
Produced Water Absorbents, Inc.	Warrants for Common Stock	$0	$0	$0	$0	$0
	Common Stock	0	0	0	0	0
	Senior Secured Debt	128,907	1,242,700	61,600	0	1,304,300
Senova Systems, Inc.	Series B Convertible Preferred Stock	$0	$0	$0	$0	$0
	Series B-1 Convertible Preferred Stock	0	0	0	0	0
	Series C Convertible Preferred Stock	0	455,050	0	(230,182)	224,868
	Warrants for Series B Preferred Stock	0	0	0	0	0
TARA Biosystems, Inc.	Common Stock	$0	$702,904	$0	$(30,990)	$671,914
	Series A Convertible Preferred Stock	0	0	2,751,429	0	2,751,429
	Secured Convertible Bridge Notes	33,162	2,097,034	0	(2,097,034)	0
Total Non-Controlled Affiliated Private Investments		$176,010	$41,548,255	$3,503,949	$(3,663,564)	$41,388,640

180 DEGREE CAPITAL CORP. INVESTMENTS IN AND ADVANCES TO AFFILIATES
SCHEDULE 12-14

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Value as of 12/31/16	Gross Additions (C)	Gross Reductions (D)	Value as of 3/31/17
NON-CONTROLLED PUBLICLY TRADED AFFILIATED INVESTMENTS (F):
Adesto Technologies Corporation	Common Stock	$0	$3,274,256	$4,070,696	$0	$7,344,952
Enumeral Biomedical Holdings, Inc.	Common Stock	$0	$1,035,628	$0	$(30,272)	$1,005,356
	Warrants for Common Stock	0	28,781	0	(407)	28,374
Total Non- Controlled Affiliated Public Investments		$0	$4,338,665	$4,070,696	$(30,679)	$8,378,682
Total Non- Controlled Affiliated Investments		$176,010	$45,886,920	$7,574,645	$(3,694,243)	$49,767,322

EQUITY METHOD INVESTMENT:
Accelerator IV-New York Corporation	Series A Common Stock	$0	$178,360	$0	$(5,838)	$172,522
Total Equity Method Investment		$0	$178,360	$0	$(5,838)	$172,522

(A)
Common stock, warrants, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedule of Investments as of March 31, 2017.

(B)
Represents the total amount of interest or dividends and yield-enhancing fees on debt securities credited(debited) to income for the portion of the year an investment was a control or affiliate investment, as appropriate. Amounts credited to preferred or common stock represent accrued bridge note interest related to conversions that occurred during the quarter ended March 31, 2017.

(C)
Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.

(D)
Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.

(E)
"Majority Owned Controlled" is defined as control of 50.1 percent or more of the voting securities outstanding and/or 50.1 percent or more control of the appointment of members of the board of directors.

(F)
"Affiliated Investments" is defined as ownership of five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold the right to appoint one or more members to the portfolio company’s board of directors, but less than 25 percent of the members of the board of directors.

(G)	Debt security is on non-accrual status and, therefore, is considered non-income producing during the quarter ended March 31, 2017.

 **Information related to the amount of equity in the net profit and loss for the year for the investments listed has not been included in this schedule. This information is not considered to be meaningful owing to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting, with the exception of Accelerator IV-New York Corporation, which are accounted for under the equity method.

Item 2. Controls and Procedures.

(a)        Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-Q (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

180 DEGREE CAPITAL CORP.

By:	/s/ Daniel B. Wolfe
Name: Daniel B. Wolfe
Title: President and Chief Financial Officer

Date: May 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin M. Rendino	By:	/s/ Daniel B. Wolfe
	Name: Kevin M. Rendino		Name: Daniel B. Wolfe
	Title: Chief Executive Officer		Title: President and Chief Financial Officer
	(Principal Executive Officer)		(Principal Financial Officer)

	Date: May 1, 2017		Date: May 1, 2017